NUMBER VRI

ValueRich, Inc.

COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP TO COME

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 EACH, OF

VALUERICH, INC.

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
INTERWEST TRANSFER COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED OFFICER

SIGNATURE TO COME
CHIEF FINANCIAL OFFICER

VALUERICH, INC. CORPORATE SEAL 2006 DELAWARE

SIGNATURE TO COME
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF JANUARY 3, 2007 **VALUERICH, INC.** **TSB 25776 FC**
SALES: R. JOHNS 516-731-2885	Operator: Ron
/ ETHER 7 / LIVE JOBS / V / VALUERICH INC 25776 FC	Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:____ OK AS IS____ OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: LOGO IS FOR POSITION ONLY. Intaglio prints in SC-3 Dark Green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The Corporation will furnish without charge to each stockholder who so requests a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 PROOF OF DECEMBER 28, 2006 VALUERICH, INC. TSB 25776 BK
SALES: R. JOHNS 516-731-2885	Operator: Ron
/ ETHER 7 / LIVE JOBS / V / VALUERICH INC 25776 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:____ OK AS IS____ OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF